UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 27, 2025
Date of Report (Date of earliest event reported)

ANSYS, Inc.
(Exact name of registrant as specified in its charter)

Delaware			0-20853	04-3219960
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)
2600 ANSYS Drive,	Canonsburg,	PA		15317
(Address of principal executive offices)				(Zip Code)

844-462-6797
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ANSS	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 27, 2025, ANSYS, Inc. (“Ansys” or the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the matters listed below. The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 29, 2025. The final voting results from the Annual Meeting are set forth below.

Proposal 1: Election of Seven Directors for One-Year Terms

The Company’s stockholders elected each of the following nominees to serve as a director of the Company for a one-year term expiring in 2026. For each nominee, the votes were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Claire Bramley	72,709,759	816,298	31,722	5,519,909
Anil Chakravarthy	72,769,437	757,686	30,656	5,519,909
Jim Frankola	72,040,793	1,485,838	31,148	5,519,909
Alec Gallimore	72,660,959	863,520	33,300	5,519,909
Ronald Hovsepian	67,027,722	6,500,632	29,425	5,519,909
Barbara Scherer	72,891,861	634,531	31,387	5,519,909
Ravi Vijayaraghavan	63,167,710	10,139,634	250,435	5,519,909

Proposal 2: Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2025

The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
74,161,262	4,886,670	29,756	0

Proposal 3: Advisory Approval of the Compensation of Our Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the Company’s named executive officer compensation. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
63,218,873	10,295,567	43,339	5,519,909

Proposal 4: Stockholder Proposal Requesting Support for Shareholder Right to Act by Written Consent, if Properly Presented

The Company’s stockholders did not approve the stockholder proposal requesting support for a shareholder right to act by written consent. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
30,150,335	43,108,450	298,994	5,519,909

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANSYS, Inc.

Date:	July 1, 2025	By:	/s/ Janet Lee
		Name:	Janet Lee
		Title:	Senior Vice President, General Counsel and Secretary